Subsequent Events	12 Months Ended
Jun. 30, 2018
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events
15.	Subsequent Events

1.

In a letter to the Company dated 21 February 2018 the Canadian Securities Exchange ("CSE") approved the Company for listing subject to the Company a) providing acceptable emerging markets issues disclosure, b) confirmation of its audit committee composition, c) completion of financing sufficient to meet 12 month objectives (approximately USD 1 million, and d) completion of any and all outstanding CSE application documentation and payment of fees pursuant to the CSE's policies. A date for trading is to be determined upon confirmation of the conditions being met. As at the date of these financial statements the Company is making arrangements to satisfy the conditions and complete the CSE listing.

2.

On 1 September 2018 the Company issued three promissory notes to unrelated arms-length parties for an aggregate principal amount of USD 100,000 in respect of unpaid accounts payable and accrued liabilities of CHI assumed by the Company on closure of the CHI Transaction (Note 6). The notes each have a term of two years and bear non-compounding simple interest at a rate of nine (9%) per year on the unpaid balance commencing from 1 September 2017.

3.

On 26 September 2018 the Company issued 7,000,000 units, at $0.05 per unit, as part of a private placement that raised cash proceeds for the Company of $350,000. Each unit consists of one common share and one warrant to purchase an additional common share at a price of $0.05 for a period expiring on 30 June 2021.

4.	On 26 September 2018 the Company issued 350,000 common shares at a value of $0.05 per share to an officer of the Company in exchange for extinguishing a $17,500 debt.